Contingent Liabilities	9 Months Ended
Jul. 29, 2011
Contingent Liabilities [Abstract]
Contingent Liabilities
7.	Contingent Liabilities

We and our subsidiaries are involved in various unresolved legal matters that arise in the normal course of operations, the most prevalent of which relate to product liability (including over 1,000 asbestos and silica-related cases), employment, and commercial matters.  Also, as a normal part of operations, our subsidiaries undertake contractual obligations, warranties, and guarantees in connection with the sale of products or services.  Although the outcome of these matters cannot be predicted with certainty and favorable or unfavorable resolutions may affect the results of operations on a quarter-to-quarter basis, we believe that the outcome of such legal and other matters will not have a materially adverse effect on our consolidated financial position, results of operations, or liquidity.

During the Chapter 11 reorganization of Harnischfeger Industries, Inc. (our “Predecessor Company”), in 1999 through the filing of a voluntary petition under Chapter 11 of the United States Bankruptcy Code, the Wisconsin Department of Workforce Development (“DWD”) filed claims against Beloit Corporation (“Beloit”), a former majority owned subsidiary, and us in federal bankruptcy court seeking “at least” $10 million in severance benefits and penalties, plus interest, on behalf of former Beloit employees.  DWD's claim against Beloit included unpaid severance pay due under a severance policy Beloit established in 1996.  DWD alleges that Beloit violated its alleged contractual obligations under the 1996 policy when it amended the policy in 1999.  The Federal District Court for the District of Delaware removed DWD's claims from the bankruptcy court and granted summary judgment in our favor on all of DWD's claims in December 2001.  DWD appealed the decision and the judgment was ultimately vacated in part and remanded.  Following further proceedings, DWD's only remaining claim against us is that our Predecessor Company tortiously interfered with Beloit's decision to amend its severance policy.  We concluded a trial on DWD's remaining claim during the week of March 1, 2010.  On September 21, 2010, the court granted judgment in our favor.  DWD then filed a post-judgment motion asking the court to change its decision.  We await a ruling on DWD's latest motion.  If the court denies DWD's motion, we expect that DWD will file an appeal with the United States Court of Appeals for the Third Circuit.  We do not believe these proceedings will have a significant effect on our financial condition, results of operations, or liquidity.

Because DWD's claims were still being litigated as of the effective date of our plan of reorganization, the plan of reorganization provided that the claim allowance process with respect to DWD's claims would continue as long as necessary to liquidate and determine these claims.

On July 29, 2011, we were contingently liable to banks, financial institutions, and others for approximately $282.8 million for outstanding letters of credit, bank guarantees, and surety bonds securing performance of sales contracts and other guarantees in the ordinary course of business.  Of the $282.8 million, approximately $15.7 million relates to surety bonds and $8.9 million relates to outstanding letters of credit or other guarantees issued by non-U.S. banks for non-U.S. subsidiaries under locally provided credit facilities.

From time to time we and our subsidiaries become involved in proceedings relating to environmental matters.  We believe that the resolution of such environmental matters will not have a materially adverse effect on our consolidated financial position, results of operations or liquidity.